Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

On a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 10, 2021, Select Interior Concepts, Inc., a Delaware corporation (“SIC”, the “Company”, “we”,  “us” or “our”), first reported that the Company, Residential Design Services, LLC, an indirect wholly-owned subsidiary of the Company (“Seller”), and L.A.R.K. Industries, Inc., a direct wholly-owned subsidiary of Seller (“LARK”), had entered into an Equity Purchase Agreement, dated May 9, 2021 (the “Purchase Agreement”), with Signal Holdco, LP, the parent of Interior Logic Group and a portfolio company of Blackstone (“Signal”). Pursuant to the Purchase Agreement, Signal agreed to purchase from Seller all of the issued and outstanding shares of common stock of LARK (the “RDS Divestiture”). LARK, together with its subsidiaries, operates the Company’s Residential Design Services business (the “RDS Business”).

On June 7, 2021, Signal assigned all of its rights, title and interest in and to the Purchase Agreement to its affiliate, Interior Logic Group Holdings IV, LLC, a Delaware limited liability company (“Purchaser”).  On June 30, 2021, the Company and Seller completed the RDS Divestiture. Pursuant to the Purchase Agreement, Purchaser acquired the RDS Business for $215,000,000 in cash, subject to customary purchase price adjustments.

The following unaudited pro forma condensed financial statements are intended to show how the transaction might have affected the historical financial statements of SIC if the transaction had been completed at an earlier time as indicated therein, and such unaudited pro forma financial statements are derived from, and should be read in conjunction with, our historical financial statements and notes thereto, as presented in our Form 10-K for the fiscal year ended December 31, 2020 filed with the Securities and Exchange Commission on March 16, 2021. The unaudited pro forma financial statements have been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses”. The unaudited pro forma balance sheet as of March 31, 2021 assumes the transaction had occurred on March 31, 2021. The unaudited pro forma statements of operations for the years ended December 31, 2020, 2019 and 2018 and interim period ending March 31, 2021 and give effect to the transaction as if it had occurred as of January 1, 2018.

Article 11 of Regulation S-X requires that pro forma financial information include Transaction Accounting Adjustments that reflect only the application of required accounting to the RDS Divestiture. There are no Autonomous Entity Adjustments included in the unaudited pro forma financial statements.

In addition, Regulation S-X permits registrants to reflect adjustments that depict synergies and dis-synergies of the acquisitions and dispositions for which pro forma effect is being given in our disclosures as Management Adjustments. We have not identified any Management Adjustments which we believe would enhance an understanding of the pro forma effects of the RDS Divestiture.

The Transaction Accounting Adjustments to reflect the sale of the RDS Business in the unaudited pro forma condensed financial statements include:

•

the sale of the assets and liabilities of the RDS Business pursuant to the Purchase Agreement required to be presented on a discontinued operations basis in accordance with ASC 205-20, Presentation of Financial Statements—Discontinued Operations (“ASC 205-20”); and

•	adjustments required to record the estimated impact of the cash proceeds received in connection with the RDS Divestiture, net of transaction costs, income taxes, and repayment of debt.

The estimated gain on the sale of the RDS Business has been excluded from the pro forma statement of operations as this amount pertains to discontinued operations and does not reflect the impact on income from continuing operations.

The unaudited pro forma financial statements are presented for informational purposes only and are based upon estimates by SIC’s management, which are based upon available information and certain assumptions that SIC’s management believes are reasonable as of the date of this filing. The unaudited pro forma financial statements are not intended to be indicative of the actual financial position or results of operations that would have been achieved had the RDS Divestiture been consummated as of the periods indicated above, nor does it purport to indicate results that may be attained in the future. Actual amounts could differ materially from these estimates.

The unaudited pro forma balance sheet as of March 31, 2021 and the unaudited pro forma statement of operations for the years ended December 31, 2020, 2019 and 2018 and interim period ending March 31, 2021 should be read in conjunction with the notes thereto.

Select Interior Concepts, Inc.

Pro Forma Condensed Balance Sheet (Unaudited)

As of March 31, 2021

		Transaction Accounting Adjustments

(in thousands, except share data)	Historical SIC	Discontinued Operations of RDS (A)	Notes	Pro Forma Adjustments (B)	Notes	Pro Forma SIC
Assets
Current assets
Cash	$4,110	$(2,771)		$43,689	(i) (ii)	$45,028
Accounts receivable, net of allowance for doubtful accounts of $532 at March 31, 2021	63,213	(43,215)		378	(iii)	20,376
Inventories	105,239	(17,870)		-		87,369
Prepaid expenses and other current assets	19,600	(17,728)		-		1,872
Income taxes receivable	4,932	-		-		4,932
Total current assets	197,094	(81,584)		44,067		159,577
Property and equipment, net of accumulated depreciation of $32,480 at March 31, 2021	19,886	(13,562)		-		6,324
Deferred tax assets, net	8,877	6,028	(iii)	-		14,905
Goodwill	99,789	(54,224)		-		45,565
Customer relationships, net of accumulated amortization of $59,862 at March 31, 2021	60,378	(27,280)		-		33,098
Other intangible assets, net of accumulated amortization of $11,776 at March 31, 2021	14,454	(10,042)		-		4,412
Other assets	3,406	(2,653)		224		977
Total assets	$403,884	$(183,317)		$44,291		$264,858
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$53,398	$(24,483)		$-		$28,915
Accrued expenses and other current liabilities	17,722	(8,957)		5,000	(iv)	13,765
Customer deposits	9,843	(3,855)		-		5,988
Current portion of long-term debt, net of financing fees of $1,279 at March 31, 2021	15,571	-		(15,571)	(ii)	-
Current portion of capital lease obligations	2,700	(2,436)		-		264
Total current liabilities	99,234	(39,731)		(10,571)		48,932
Line of credit	7,162	-		(7,162)	(ii)	-
Long-term debt, net of current portion and financing fees of $1,417 at March 31, 2021	134,370	-		(134,370)	(ii)	-
Long-term capital lease obligations	4,885	(3,082)		-		1,803
Other long-term liabilities	5,024	(2,993)		-		2,031
Total liabilities	$250,675	$(45,806)		$(152,103)		$52,766
Stockholders' equity
Class A common stock, par value $0.01 per share; 100,000,000 shares authorized; 25,731,640 shares issued and 25,527,247 outstanding at March 31, 2021	257	-		-		257
Treasury stock, 204,393 shares at March 31, 2021, at cost	(1,651)	-		-		(1,651)
Additional paid-in capital	166,242	-		-		166,242
Retained earnings (accumulated deficit)	(11,639)	(137,511)		196,394		47,244
Total stockholders' equity	$153,209	$(137,511)		$196,394		$212,092
Total liabilities and stockholders' equity	$403,884	$(183,317)		$44,291		$264,858

Select Interior Concepts, Inc.

Pro Forma Condensed Statement of Operations (Unaudited)

For the Three Months Ended March 31, 2021

		Transaction Accounting Adjustments

(in thousands, except share data)	Historical SIC	Discontinued Operations of RDS (A)	Notes	Pro Forma SIC
Revenue, net	$137,787	$(80,411)		$57,376
Cost of revenue	103,922	(61,876)		42,046
Gross profit	33,865	(18,535)		15,330
Selling, general and administrative expenses	34,365	(20,162)	(i)	14,203
Income (loss) from operations	(500)	1,627		1,127
Other expense:
Interest expense	3,424	(3,384)	(ii)	40
Other expense, net	2,111	(2,111)		-
Total other expense, net	5,535	(5,495)		40
Income (loss) before income taxes	(6,035)	7,122		1,087
Provision for (benefit from) income taxes	(4,230)	4,500	(iii)	270
Net income (loss)	$(1,805)	$2,622		$817

Income (loss) per share of common stock
Basic common stock	$(0.07)			$0.03
Diluted common stock	$(0.07)			$0.03
Weighted average shares outstanding
Basic common stock	25,494,410			25,494,410
Diluted common stock	25,494,410			26,866,289

Select Interior Concepts, Inc.

Pro Forma Condensed Statement of Operations (Unaudited)

For the Year Ended December 31, 2020

		Transaction Accounting Adjustments

(in thousands, except share data)	Historical SIC	Discontinued Operations of RDS (A)	Notes	Pro Forma SIC
Revenue, net	$554,025	$(332,489)		$221,536
Cost of revenue	418,816	(255,865)		162,951
Gross profit	135,209	(76,624)		58,585
Selling, general and administrative expenses	131,827	(77,931)	(i)	53,896
Income from operations	3,382	1,307		4,689
Other expense:
Interest expense	14,568	(14,462)	(ii)	106
Other expense, net	1,641	(1,641)		-
Total other expense, net	16,209	(16,103)		106
Income (loss) before income taxes	(12,827)	17,410		4,583
Provision for (benefit from) income taxes	(2,974)	8,522	(iii)	5,548
Net loss	$(9,853)	$8,888		$(965)

Loss per share of common stock
Basic common stock	$(0.39)			$(0.04)
Diluted common stock	$(0.39)			$(0.04)
Weighted average shares outstanding
Basic common stock	25,337,249			25,337,249
Diluted common stock	25,337,249			25,337,249

Select Interior Concepts, Inc.

Pro Forma Condensed Statement of Operations (Unaudited)

For the Year Ended December 31, 2019

		Transaction Accounting Adjustments

(in thousands, except share data)	Historical SIC	Discontinued Operations of RDS (A)	Notes	Pro Forma SIC
Revenue, net	$610,373	$(368,574)		$241,799
Cost of revenue	446,299	(269,849)		176,450
Gross profit	164,074	(98,725)		65,349
Selling, general and administrative expenses	144,816	(83,126)	(i)	61,690
Income from operations	19,258	(15,599)		3,659
Other expense:
Interest expense	17,220	(17,147)	(ii)	73
Other expense, net	(6,467)	6,467		-
Total other expense, net	10,753	(10,680)		73
Income before income taxes	8,505	(4,919)		3,586
Provision for (benefit from) income taxes	1,521	(2,396)	(iii)	(875)
Net income	$6,984	$(2,523)		$4,461

Income per share of common stock
Basic common stock	$0.28			$0.18
Diluted common stock	$0.27			$0.18
Weighted average shares outstanding
Basic common stock	25,296,955			25,296,955
Diluted common stock	25,431,677			25,431,677

Select Interior Concepts, Inc.

Pro Forma Condensed Statement of Operations (Unaudited)

For the Year Ended December 31, 2018

elect Interior Concepts, Inc.    For the Three Months Ended September 30,   (in thousands)   2018     2017   Consolidated net income   $ 753     $ 2,812   Income tax (benefit) expense     (42)     545   Interest expense     2,881       3,667   Depreciation and amortization     5,108       3,830   EBITDA     8,700       10,854                     Consulting Fees rive Capital     —       409   Share Based and Transaction Incentive Compensation     1,254       —   Nonrecurring Costs     5,116       1,945   Adjusted EBITDA   $ 15,070     $ 13,208   For the Nine Months Ended September 30, 2018     2017 $ (642)   $ 3,623   (580)     687   8,203       10,145   14,777       10,381   21,758       24,836               —       925   4,935       381   12,872       6,981 $ 39,565     $ 33,123

		Transaction Accounting Adjustments

(in thousands, except share data)	Historical SIC	Discontinued Operations of RDS (A)	Notes	Pro Forma SIC
Revenue, net	$489,757	$(268,362)		$221,395
Cost of revenue	356,303	(194,483)		161,820
Gross profit	133,454	(73,879)		59,575
Selling, general and administrative expenses	121,357	(60,495)	(i)	60,862
Income (loss) from operations	12,097	(13,384)		(1,287)
Other expense:
Interest expense	11,426	(11,375)	(ii)	51
Loss on extinguishment of debt	42	(42)		-
Other expense, net	2,115	(2,115)		-
Total other expense, net	13,583	(13,532)		51
Loss before income taxes	(1,486)	148	(iii)	(1,338)
Provision for income taxes	989	(375)		614
Net loss	$(2,475)	$523		$(1,952)

Loss per share of common stock
Basic common stock	$(0.10)			$(0.08)
Diluted common stock	$(0.10)			$(0.08)
Weighted average shares outstanding
Basic common stock	25,634,342			25,634,342
Diluted common stock	25,634,342			25,634,342

Select Interior Concepts, Inc.

Notes to Pro Forma Condensed Financial Statements (Unaudited)

The unaudited pro forma condensed financial statements reflect the following notes and adjustments:

(A)	Reflects the reclassification of the operations, assets and liabilities of the RDS Business as a discontinued operation in accordance with ASC 205-20.

i.

Selling, general and administrative expenses is inclusive of the following amounts historically recorded at SIC corporate but for which costs have been classified as discontinued operations due to being directly attributable to the RDS Business (in thousands):

	Quarter ended	Year ended	Year ended	Year ended
	March 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Equity-based compensation	$123	$909	$1,824	$869
Transaction costs	312	-	-	-
Professional fees and other	1,266	2,013	120	-
Total	$1,701	$2,922	$1,944	$869

ii.

Includes interest expense on the Architectural Surfaces Group (“ASG”) term loans and line of credit (“LOC”) classified as discontinued operations as the ASG term loans are required to be paid in connection with the RDS Divestiture in the following amounts (in thousands):

	Quarter ended	Year ended	Year ended	Year ended
	March 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
ASG term loan and LOC	$3,238	$13,586	$16,152	$10,708
RDS interest expense	146	876	995	667
Total	$3,384	$14,462	$17,147	$11,375

iii.

Income tax related adjustments represent the Company’s current estimates on a discontinued operations basis which could materially change as the Company finalizes its discontinued operations accounting to be reported in the Quarterly Report on Form 10-Q for the six months ended June 30, 2021 and the Annual Report on Form 10-K for the year ended December 31, 2021. The effective tax rates in each period presented are impacted by permanent adjustments and discrete items, which may include unrecognized tax benefits, capitalized transaction costs, contingent earn-out consideration adjustments, and adjustments resulting from ASU 2016-09, which requires excess tax benefits and deficiencies related to stock compensation to be recognized as a component of income tax expense rather than stockholders’ equity.

(B)

Reflects additional Transaction Accounting Adjustments which show how the RDS Divestiture might have affected SIC’s historical financial statements if the RDS Divestiture had been completed on March 31, 2021.

i.

Reflects the $215 million gross purchase price from the RDS Divestiture, less estimated purchase price adjustments. A portion of the cash proceeds are expected to be held in escrow pending resolution of final purchase price adjustments for net working capital.

ii.

Reflects an aggregate $160.0 million repayment of the ASG term loan and LOC required to be repaid in connection with RDS Divestiture, exclusive of unamortized deferred financing costs of which $224 thousand related to the LOC which is anticipated to remain open and have been reclassified to Other assets and $2.7 million related to the ASG term loan expected to be written off upon extinguishment.

iii.

As of March 31, 2021, ASG, one of our two operating segments, held an intercompany trade receivable from LARK in the amount of $378 thousand which was historically eliminated in consolidation. Amounts owed by LARK to ASG at the close of the RDS Divestiture are expected to convey and SIC anticipates collecting these amounts on behalf of ASG subsequent to the close of the RDS Divestiture. The pro forma adjustment reflects the removal of the historical elimination in order to reflect the receivable from LARK.

iv.

Reflects an adjustment of $5.0 million for the accrual of estimated transaction costs which were not yet incurred as of March 31, 2021. The adjustment was determined based on the Company’s best estimate for such costs.  The accrued costs primarily relate to non-recurring professional service fees directly related to the RDS Divestiture.